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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                     STATEMENT PURSUANT TO 18 U.S.C.(S)1350

     Pursuant to 18 U.S.C. (S)1350, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Lifeline Systems, Inc.

                                      /s/ Ronald Feinstein
                                      -------------------------------------
Dated: August 12, 2002                Ronald Feinstein
                                      Chief Executive Officer

                                      /s/ Dennis M. Hurley
                                      -------------------------------------
Dated: August 12, 2002                Dennis M. Hurley
                                      Senior Vice President of Finance and
                                      Administration, Principal Financial
                                      and Accounting Officer

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